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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.             )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

JOHN HANCOCK INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

John Hancock Investors Trust
Important Notice Regarding the Availability of Proxy
Materials for the Shareholder Meeting to Be Held on January 21, 2011
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials go to:
www.proxypush.com/
To vote your proxy while visiting this site you will need the 12 digit control number in the box below.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one, otherwise you will not receive paper or email copy of these documents. There is no charge to you for requesting a copy. In order to receive a paper package in time for the shareholder meeting, you must make this request on or before January 11, 2011.

The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy Statement are available at:
www.proxypush.com/
Proxy materials may be requested by one of the following methods:

www.investorelections.com/

(866) 648-8133

paper@investorelections.com

You must use the 12 digit control number
located in the box below.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

View Materials Online at www.proxypush.com/ A convenient way to view proxy materials and VOTE!

To view your proxy materials online, go to www.proxypush.com/
Have the 12 digit control number available when you access the website and follow the instructions.

John Hancock Investors Trust
Meeting Informaton

Type of Meeting:	Annual Meeting of Shareholders
For Holders as of:	November 8, 2010
Date:	Friday, January 21, 2011
Time:	02:00 PM, Eastern Time
Place:	Offices of the Fund, 601 Congress Street,
Boston, Massachusetts 02210
Directions to Meeting:	http://www.jhfunds.com/proxy
SEE REVERSE FOR FULL AGENDA

CUSIP:

EVENT:
CONTROL NUMBER

Copyright © 2010 Mediant Communications LLC. All Rights Reserved

John Hancock Investors Trust
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.
1. Election of Trustees
1.01 James F. Carlin
1.02 William H. Cunningham
1.03 Deborah C. Jackson
1.04 Charles L. Ladner
1.05 Stanley Martin
1.06 Hugh McHaffie
1.07 Patti McGill Peterson
1.08 John A. Moore
1.09 Steven R. Pruchansky
1.10 Gregory A. Russo
1.11 John G. Vrysen
NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Proxy Voting - Notice & Access
Proxy Voting Site

Welcome to the
John Hancock Closed - End Funds
Notice & Access Shareholder Portal
Changes to SEC proxy requirements concerning proxy material delivery give companies the opportunity to reduce printing and mailing expenses by providing shareholders electronic access to proxy materials. If you wish to receive a hardcopy of the proxy materials, please do so by selecting “Click Here” in the area titled “To Request Printed Proxy Materials” below and see instructions on how to receive, at no-cost to you, a full-set of proxy materials via first class U.S. mail. After reviewing the proxy materials, please vote your shares by clicking on “Vote Now” and following the subsequent instructions.
Please review the Proxy Materials before voting your shares

To review the Proxy Materials
Click on Link Below
The President’s Letter
Notice of Annual Meeting
Proxy Statement

To Vote Your Shares by Internet
To vote by Telephone: 1-866-540-5760

To Request Printed Proxy Materials
Click Here

John Hancock Closed End Funds
TABLE OF CONTENTS VIEW MODE/ZOOM PAGE VIEW MODE For your convenience, we have created an eBook of the proxy materials and packed it into this eKit. We designed the eBook for comfortable reading and easy navigation. The search features help you find what you need, and the print features yield sharp, clear text. You can also download an optimized PDF edition of the proxy material, for off-line reading and printing. VIEW OR DOWNLOAD PROXY MATERIALS Click on the document you wish to view or download. Proxy Statement — 2011 Annual Meeting of Shareholders Proxy Materials Download Materia JH Investors Trusl JH Income Securities Trust *NOTE: This option requires Adobe® Reader®. Click here to get the Adobe® Reader®

Proxy Voting
Proxy Voting Site

Enter your 11-digit control number located in the shaded box on the Proxy Ballot or on the Notice Regarding
the Availability of Proxy Materials.
Do not enter any spaces.

Proxy Voting Welcome	Page 1 of 2
Proxy Voting Site

Welcome to the
JOHN HANCOCK INVESTORS TRUST
Proxy Voting Site
JOHN HANCOCK INVESTORS TRUST
Annual Meeting of Shareholders
January 21, 2011
The undersigned shareholder of John Hancock Investors Trust (the “Fund”) hereby appoints KEITH F. HARTSTEIN, SALVATORE SCHIAVONE, THOMAS M. KINZLER, CHARLES A. RIZZO, KINGA KAPUSCINSKI, and JULIE B. LYMAN, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Friday, January 21, 2011 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.
Before you vote, if you would like to review
the President’s Letter, Notice of Annual Meeting, and Proxy
Statement - Click Here
Return by simply closing the newly opened browser window.
The Board of Trustees recommends a vote
For each of the Nominees.

Proxy Voting Welcome	Page 2 of 2

 1. Election of Trustees:
 (01) James F. Carlin
 (02) William H. Cunningham
 (03) Deborah C. Jackson
 (04) Charles L. Ladner
 (05) Stanley Martin
 (06) Hugh McHaffie
 (07) Patti McGill Peterson
 (08) John A. Moore
 (09) Steven R. Pruchansky
 (10) Gregory A. Russo
 (11) John G. Vrysen
Privacy Statement

Proxy Voting	Page 1 of 1
Proxy Voting Site

To Vote On The Proposal for JOHN HANCOCK INVESTORS
TRUST – Check The Box Below:
The Board of Trustees recommends a vote
For each of the Nominees.

PROPOSAL 1

Election of Trustees:

(01) James F. Carlin
(02) William H. Cunningham
(03) Deborah C. Jackson
(04) Charles L. Ladner
(05) Stanley Martin
(06) Hugh McHaffie
(07) Patti McGill Peterson
(08) John A. Moore
(09) Steven R. Pruchansky
(10) Gregory A. Russo
(11) John G. Vrysen

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, check the “Exceptions” box below and check the box next to that nominee’s name.)

For All O	Withhold For All O	*Exceptions O

☐ 01 James F. Carlin

☐ 02 William H. Cunningham

☐ 03 Deborah C. Jackson

☐ 04 Charles L. Ladner

☐ 05 Stanley Martin

☐ 06 Hugh McHaffie

☐ 07 Patti McGill Peterson

☐ 08 John A. Moore

☐ 09 Steven R. Pruchansky

☐ 10 Gregory A. Russo

☐ 11 John G. Vrysen

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

Proxy Voting

Proxy Voting Site

I Vote As The Board Of Trustees Recommends
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

Proxy Voting	Page 1 of 1
Proxy Voting Site

JOHN HANCOCK INVESTORS TRUST THANKS YOU FOR VOTING ELECTRONICALLY
Voting Summary
Your Control Number:
11/29/2010 4:14:43 PM EDT
Trustees: James F. Carlin, William H. Cunningham, Deborah C. Jackson, Charles L. Ladner, Stanley Martin, Hugh McHaffie, Patti McGill Peterson, John A. Moore, Steven R. Pruchansky, Gregory A. Russo, John G. Vrysen
You Voted: For All
To change your address click here.
THANK YOU FOR VOTING
Your vote has been successfully recorded and will be tabulated by BNY Mellon Shareowner Services within 24 hours. It is not necessary for you to mail back your voting card.
To vote another Proxy - CLICK HERE.
Please exit your browser program for maximum security.

Proxy Voting - Notice & Access Request	Page 1 of 1
Proxy Voting Site

Welcome to the
Notice & Access Shareholder Portal
To Request Copies of Printed Proxy Materials
to be sent via U.S.P.S first class mail:
Please have your 11-digit Control Number available when requesting printed materials:
By Phone: 1-888-313-0164
(outside of the U.S. and Canada, Dial: 1-201-680-6688)

Proxy Voting - Notice & Access Request	Page 1 of 2
Proxy Voting Site

Welcome to the
Notice & Access Shareholder Portal
To Request Copies of Printed Proxy Materials
to be sent via U.S.P.S first class mail:

Your Name * Your e-mail address	Please complete all of the fields and select “Request Copy of Proxy Materials”. Please note: By requesting to receive printed materials, your preference to receive printed materials in future proxy mailings will be kept on our file. Thank you.

Your 11-Digit Control Number * * required fields	How to locate your 11-Digit Control Number Your Control Number is the 11-digit number located on the bottom right-hand corner of the Notice of Internet Availability of Proxy Materials you received in the mail, printed in a grey tinted box.

If you have lost or misplaced your 11-Digit Control Number, please call toll-free 1-888-313-0164 and we will be able to assist you with your request for printed proxy materials. (Outside of the U.S. and Canada, Dial: 1-201-680-6688)